Table of Contents Conference Call 877-876-9174 | ID – EastGroup October 24, 201 9 11:00 a.m. Eastern Time 201 9 webcast available at EastGroup.net THIRD QUARTER Supplemental Information September 30, 2019 400 W. Parkway Place, Suite 100, Ridgeland, MS 39157 | TEL: 601-354-3555 | FAX: 601-352-1441 | EastGroup.net Page 1 of 24

Table of Contents Consolidated Balance Sheets....................................................................... 3 Consolidated Statements of Income and Comprehensive Income .............. 4 Reconciliations of GAAP to Non-GAAP Measures ................................... 5 Consolidated Statements of Cash Flows ..................................................... 7 Same Property Portfolio Analysis ............................................................... 8 Additional Financial Information ................................................................ 9 Development and Value-Add Properties Summary .................................... 10 Development and Value-Add Properties Transferred to Real Estate Properties ... 11 Debt and Equity Market Capitalization ....................................................... 12 Continuous Common Equity Program ........................................................ 13 Debt-to-EBITDAre Ratios .......................................................................... 14 Acquisitions and Dispositions ..................................................................... 15 Real Estate Improvements and Leasing Costs ............................................ 16 Leasing Statistics and Occupancy Summary .............................................. 17 Core Market Operating Statistics ................................................................ 18 Lease Expiration Summary ......................................................................... 19 Top 10 Customers by Annualized Base Rent .............................................. 20 Financial Statistics ....................................................................................... 21 Outlook for 2019 ......................................................................................... 22 Glossary of REIT Terms ............................................................................. 23 FORWARD-LOOKING STATEMENTS The statements and certain other information contained in this press release, which can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "should," "intends," "plans," "estimates" or "anticipates" and variations of such words or similar expressions or the negative of such words, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the Company's current views about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to the Company and on assumptions it has made. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company's operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: changes in general economic conditions; the extent of customer defaults or of any early lease terminations; the Company's ability to lease or re-lease space at current or anticipated rents; the availability of financing; failure to maintain credit ratings with rating agencies; changes in the supply of and demand for industrial/warehouse properties; increases in interest rate levels; increases in operating costs; natural disasters, terrorism, riots and acts of war, and the Company's ability to obtain adequate insurance; changes in governmental regulation, tax rates and similar matters; attracting and retaining key personnel; other risks associated with the development and acquisition of properties, including risks that development projects may not be completed on schedule, development or operating costs may be greater than anticipated or acquisitions may not close as scheduled; and other risks detailed in the sections of the Company's most recent Forms 10-K and 10-Q filed with the SEC titled "Risk Factors." The Company assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Page 2 of 24

Consolidated Balance Sheets (In thousands, except share and per share data) (Unaudited) September 30, 2019 December 31, 2018 ASSETS Real estate properties $ 2,739,657 2,553,481 Development and value-add properties 354,238 263,664 3,093,895 2,817,145 Less accumulated depreciation (854,368) (814,915) 2,239,527 2,002,230 Real estate assets held for sale 15,949 - Unconsolidated investment 7,596 7,870 Cash 130 374 Other assets 137,242 121,231 TOTAL ASSETS $ 2,400,444 2,131,705 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities $ 138,579 193,926 Unsecured debt 838,581 723,400 Secured debt 135,330 188,461 Accounts payable and accrued expenses 122,427 86,563 Other liabilities 56,857 34,652 Total Liabilities 1,291,774 1,227,002 EQUITY Stockholders' Equity: Common stock; $.0001 par value; 70,000,000 shares authorized; 38,409,217 shares issued and outstanding at September 30, 2019 and 36,501,356 at December 31, 2018 4 4 Excess shares; $.0001 par value; 30,000,000 shares authorized; no shares issued - - Additional paid-in capital 1,442,745 1,222,547 Distributions in excess of earnings (336,645) (326,193) Accumulated other comprehensive income 378 6,701 Total Stockholders' Equity 1,106,482 903,059 Noncontrolling interest in joint ventures 2,188 1,644 Total Equity 1,108,670 904,703 TOTAL LIABILITIES AND EQUITY $ 2,400,444 2,131,705 Page 3 of 24

EASTGROUP PROPERTIES

Consolidated Statements of Income and Comprehensive Income

(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
REVENUES				
Income from real estate operations	$ 83,913	75,306	244,333	221,146
Other revenue	25	20	504	1,268
	83,938	75,326	244,837	222,414
EXPENSES				
Expenses from real estate operations	23,756	21,718	68,980	63,847
Depreciation and amortization	25,990	22,970	77,027	67,463
General and administrative	3,151	3,060	11,501	10,263
Indirect leasing costs	110	-	306	-
	53,007	47,748	157,814	141,573
OTHER INCOME (EXPENSE)				
Interest expense	(8,522)	(8,804)	(26,214)	(26,253)
Gain on sales of real estate investments	-	4,051	11,406	14,273
Other	166	216	(157)	1,192
NET INCOME	22,575	23,041	72,058	70,053
Net income attributable to noncontrolling interest in joint ventures	(4)	(31)	(5)	(103)
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	22,571	23,010	72,053	69,950
Other comprehensive income (loss) - cash flow hedges	(256)	553	(6,323)	5,345
TOTAL COMPREHENSIVE INCOME	$ 22,315	23,563	65,730	75,295
BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 0.60	0.64	1.94	1.99
Weighted average shares outstanding	37,771	35,716	37,064	35,204
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 0.60	0.64	1.94	1.98
Weighted average shares outstanding	37,869	35,798	37,136	35,265

Page 4 of 24

EASTGROUP PROPERTIES

Reconciliations of GAAP to Non-GAAP Measures
(In thousands, except per share data)
(Unaudited)

		Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	$	22,571	23,010	72,053	69,950
Depreciation and amortization		25,990	22,970	77,027	67,463
Company's share of depreciation from unconsolidated investment		36	33	106	95
Depreciation and amortization from noncontrolling interest		(48)	(45)	(141)	(133)
(Gain) on sales of real estate investments		-	(4,051)	(11,406)	(14,273)
(Gain) on sales of non-operating real estate		-	-	-	(86)
(Gain) on sales of other assets		-	-	-	(427)
FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS		48,549	41,917	137,639	122,589
(Gain) on casualties and involuntary conversion		-	-	(348)	(1,150)
FFO EXCLUDING GAIN ON CASUALTIES AND INVOLUNTARY CONVERSION	$	48,549	41,917	137,291	121,439
NET INCOME	$	22,575	23,041	72,058	70,053
Interest expense [1]		8,522	8,804	26,214	26,253
Depreciation and amortization		25,990	22,970	77,027	67,463
Company's share of depreciation from unconsolidated investment		36	33	106	95
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA")		57,123	54,848	175,405	163,864
(Gain) on sales of real estate investments		-	(4,051)	(11,406)	(14,273)
(Gain) on sales of non-operating real estate		-	-	-	(86)
(Gain) on sales of other assets		-	-	-	(427)
EBITDA for Real Estate ("EBITDAre")	$	57,123	50,797	163,999	149,078
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS					
Net income attributable to common stockholders	$	0.60	0.64	1.94	1.98
FFO attributable to common stockholders	$	1.28	1.17	3.71	3.48 [2]
FFO Excluding Gain on Casualties and Involuntary Conversion attributable to common stockholders	$	1.28	1.17	3.70	3.44
Weighted average shares outstanding for EPS and FFO purposes		37,869	35,798	37,136	35,265

[1] Net of capitalized interest of $2,146 and $1,542 for the three months ended September 30, 2019 and 2018, respectively; and $6,067 and $4,545 for the nine months ended September 30, 2019 and 2018, respectively.

[2] The Company initially reported FFO of $3.49 per share during the nine months ended September 30, 2018. In connection with the Company's adoption of the Nareit Funds from Operations White Paper - 2018 Restatement, the Company now excludes from FFO the gains and losses on sales of non-operating real estate and assets incidental to the Company's business and therefore adjusted the prior year results, including the Company's FFO for 2018, to conform to the updated definition of FFO. There was no impact to the three months ended September 30, 2018, as there were no sales incidental to the Company's business during that period.

Page 5 of 24

Reconciliations of GAAP to Non-GAAP Measures (Continued) (In thousands) (Unaudited) Three Months Ended Nine Months Ended September 30, September 30, 2019 2018 2019 2018 NET INCOME $ 22,575 23,041 72,058 70,053 (Gain) on sales of real estate investments - (4,051) (11,406) (14,273) (Gain) on sales of non-operating real estate - - - (86) (Gain) on sales of other assets - - - (427) Net loss on other 76 - 884 - Interest income (34) (32) (101) (122) Other revenue (25) (20) (504) (1,268) Indirect leasing costs 110 - 306 - Depreciation and amortization 25,990 22,970 77,027 67,463 Company's share of depreciation from unconsolidated investment 36 33 106 95 Interest expense (1) 8,522 8,804 26,214 26,253 General and administrative expense (2) 3,151 3,060 11,501 10,263 Noncontrolling interest in PNOI of consolidated 80% joint ventures (43) (77) (137) (237) PROPERTY NET OPERATING INCOME ("PNOI") 60,358 53,728 175,948 157,714 PNOI from 2018 and 2019 Acquisitions (1,978) (534) (4,078) (655) PNOI from 2018 and 2019 Development and Value-Add Properties (5,494) (2,348) (13,631) (4,778) PNOI from 2018 and 2019 Operating Property Dispositions - (372) (416) (1,359) Other PNOI 54 85 179 304 SAME PNOI (Straight-Line Basis) 52,940 50,559 158,002 151,226 Net lease termination fee (income) from same properties (34) (34) (940) (173) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis) 52,906 50,525 157,062 151,053 Straight-line rent adjustment for same properties 95 (403) (36) (1,521) Acquired leases — market rent adjustment amortization for same properties (59) (90) (203) (307) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis) $ 52,942 50,032 156,823 149,225 (1) Net of capitalized interest of $2,146 and $1,542 for the three months ended September 30, 2019 and 2018, respectively; and $6,067 and $4,545 for the nine months ended September 30, 2019 and 2018, respectively. (2) Net of capitalized development costs of $1,810 and $1,271 for the three months ended September 30, 2019 and 2018, respectively; and $4,797 and $3,504 for the nine months ended September 30, 2019 and 2018, respectively. Page 6 of 24

Consolidated Statements of Cash Flows (In thousands) (Unaudited) Nine Months Ended September 30, 2019 2018 OPERATING ACTIVITIES Net income $ 72,058 70,053 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 77,027 67,463 Stock-based compensation expense 4,177 4,033 Net gain on sales of real estate investments and non-operating real estate (11,406) (14,359) Gain on casualties and involuntary conversion on real estate assets (100) (1,150) Changes in operating assets and liabilities: Accrued income and other assets 2,137 628 Accounts payable, accrued expenses and prepaid rent 25,547 13,997 Other 1,256 1,330 NET CASH PROVIDED BY OPERATING ACTIVITIES 170,696 141,995 INVESTING ACTIVITIES Development and value-add properties (191,872) (118,489) Purchases of real estate (94,414) (52,934) Real estate improvements (27,796) (26,779) Net proceeds from sales of real estate investments and non-operating real estate 18,102 24,508 Proceeds from casualties and involuntary conversion on real estate assets 187 1,483 Repayments on mortgage loans receivable 30 1,977 Changes in accrued development costs 3,946 1,896 Changes in other assets and other liabilities (16,169) (9,804) NET CASH USED IN INVESTING ACTIVITIES (307,986) (178,142) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 660,431 311,641 Repayments on unsecured bank credit facilities (716,155) (336,789) Proceeds from unsecured debt 190,000 60,000 Repayments on unsecured debt (75,000) (50,000) Repayments on secured debt (53,301) (8,410) Debt issuance costs (252) (1,857) Distributions paid to stockholders (not including dividends accrued) (80,110) (45,449) Proceeds from common stock offerings 213,562 112,325 Proceeds from dividend reinvestment plan 162 166 Other (2,291) (5,239) NET CASH PROVIDED BY FINANCING ACTIVITIES 137,046 36,388 INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS (244) 241 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 374 16 CASH AND CASH EQUIVALENTS AT END OF PERIOD $ 130 257 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $6,067 and $4,545 for 2019 and 2018, respectively $ 23,229 23,112 Cash paid for operating lease liabilities 962 - NON-CASH OPERATING ACTIVITY Operating lease liabilities arising from obtaining right of use assets $ 15,435 - Page 7 of 24

EASTGROUP PROPERTIES

Same Property Portfolio Analysis
(In thousands)
(Unaudited)

	Three Months Ended September 30,				Nine Months Ended September 30,		
Same Property Portfolio Analysis (Straight-Line Basis) [1]	2019	2018	% Change		2019	2018	% Change
Square feet as of period end	36,762	36,762			36,762	36,762	
Average occupancy	97.2%	95.8%	1.4%		96.9%	96.2%	0.7%
Occupancy as of period end	97.4%	95.8%	1.6%		97.4%	95.8%	1.6%
Income from real estate operations	$ 74,254	71,081	4.5%		$ 221,084	212,333	4.1%
Less cash received for lease terminations	(53)	(44)			(1,108)	(197)	
Add straight-line rent write-offs for lease terminations	19	10			168	24	
Income excluding lease termination income	74,220	71,047	4.5%		220,144	212,160	3.8%
Expenses from real estate operations	(21,314)	(20,522)	3.9%		(63,082)	(61,107)	3.2%
PNOI excluding income from lease terminations	$ 52,906	50,525	4.7%		$ 157,062	151,053	4.0%

Same Property Portfolio Analysis (Cash Basis) [1]							
Income from real estate operations	$ 74,309	70,511	5.4%		$ 221,012	210,321	5.1%
Less cash received for lease terminations	(53)	(44)			(1,108)	(197)	
Income excluding lease termination income	74,256	70,467	5.4%		219,904	210,124	4.7%
Expenses from real estate operations	(21,314)	(20,435)	4.3%		(63,081)	(60,899)	3.6%
PNOI excluding income from lease terminations	$ 52,942	50,032	5.8%		$ 156,823	149,225	5.1%

[1] Includes properties which were included in the operating portfolio for the entire period from 1/1/18 through 9/30/19.

Page 8 of 24

Additional Financial Information (In thousands) (Unaudited) Three Months Ended Nine Months Ended September 30, September 30, 2019 2018 2019 2018 SELECTED INCOME STATEMENT INFORMATION (Items below represent increases or (decreases) in FFO) Straight-line (S/L) rent income adjustment $ 1,170 1,432 3,789 3,950 Reserves for uncollectible S/L rent (17) (86) (39) (209) Net straight-line rent adjustment 1,153 1,346 3,750 3,741 Cash received for lease terminations 53 44 1,187 197 Less S/L rent write-offs (19) (10) (168) (24) Net lease termination fee income 34 34 1,019 173 Reserves for uncollectible cash rent (9) (110) (300) (73) Stock-based compensation expense (1,217) (1,210) (4,177) (4,033) Debt issuance costs amortization (316) (342) (1,000) (1,006) Indirect leasing costs (110) - (306) - Gain on casualties and involuntary conversion (1) - - 348 1,150 Acquired leases - market rent adjustment amortization 366 217 842 477 Assumed mortgages - fair value adjustment amortization 6 7 18 21 Three Months Ended Nine Months Ended September 30, September 30, 2019 2018 2019 2018 WEIGHTED AVERAGE COMMON SHARES Weighted average common shares 37,771 35,716 37,064 35,204 BASIC SHARES FOR EARNINGS PER SHARE (EPS) 37,771 35,716 37,064 35,204 Potential common shares: Unvested restricted stock 98 82 72 61 DILUTED SHARES FOR EPS AND FFO 37,869 35,798 37,136 35,265 (1) Included in Other revenue on the Consolidated Statements of Income and Comprehensive Income; included in FFO. Page 9 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Summary

($ in thousands)
(Unaudited)

		Square Feet (SF)	Costs Incurred 3rd Qtr 2019	Costs Incurred Cumulative at 9/30/19	Projected Total Costs	Anticipated Conversion Date [1]	% Leased 10/22/19	
Lease-up								
Broadmoor 2	Atlanta, GA	111,000	$ 497	7,885	8,300	11/19	100%	
Logistics Center 6 & 7 [2]	Dallas, TX	142,000	1,697	14,462	16,400	01/20	100%	
Settlers Crossing 1	Austin, TX	77,000	703	7,234	9,900	01/20	100%	
Settlers Crossing 2	Austin, TX	83,000	78	8,343	9,200	01/20	80%	
Parc North 5	Dallas, TX	100,000	118	8,595	9,200	02/20	58%	
Ten West Crossing 8	Houston, TX	132,000	512	9,313	10,900	04/20	65%	
Tri-County Crossing 1 & 2	San Antonio, TX	203,000	1,619	14,708	16,700	04/20	82%	
Eisenhauer Point 7 & 8	San Antonio, TX	336,000	1,077	22,569	24,900	05/20	89%	
Airport Commerce Center 3	Charlotte, NC	96,000	295	8,497	8,900	06/20	79%	
Parc North 6	Dallas, TX	96,000	171	7,045	10,100	07/20	58%	
Arlington Tech Centre 1 & 2 [3]	Dallas, TX	151,000	12,717	12,717	15,100	08/20	0%	
CreekView 121 5 & 6	Dallas, TX	139,000	1,462	12,439	15,900	09/20	41%	
Gateway 5	Miami, FL	187,000	1,959	21,309	22,400	09/20	70%	
Grand Oaks 75 2 [4]	Tampa, FL	150,000	12,879	12,879	13,600	09/20	0%	
Total Lease-up		2,003,000	35,784	167,995	191,500		66%	Wgt Avg %
Projected Stabilized Yield [5]		7.4%						
Under Construction								
Eisenhauer Point 9	San Antonio, TX	82,000	1,873	6,051	6,600	11/19	100%	
World Houston 43	Houston, TX	86,000	2,133	5,650	7,000	11/19	100%	
World Houston 45	Houston, TX	160,000	4,701	15,582	18,300	12/19	100%	
Steele Creek IX	Charlotte, NC	125,000	2,385	8,261	9,800	10/20	0%	
SunCoast 6	Ft Myers, FL	81,000	1,449	7,254	8,400	10/20	33%	
Horizon VIII & IX	Orlando, FL	216,000	5,465	14,910	18,800	11/20	53%	
Gilbert Crossroads A & B	Phoenix, AZ	140,000	5,305	9,550	15,600	12/20	0%	
Tri-County Crossing 3 & 4	San Antonio, TX	203,000	4,404	4,404	14,700	05/21	0%	
World Houston 44	Houston, TX	134,000	1,814	1,814	9,100	05/21	0%	
Ridgeview 1 & 2	San Antonio, TX	226,000	2,678	2,678	18,500	06/21	0%	
LakePort 1-3	Dallas, TX	194,000	3,772	3,772	22,500	07/21	0%	
Settlers Crossing 3 & 4	Austin, TX	173,000	4,186	4,186	18,400	07/21	0%	
Total Under Construction		1,820,000	40,165	84,112	167,700		26%	Wgt Avg %
Projected Stabilized Yield [5]		7.4%						
							47%	Wgt Avg %

Prospective Development	Acres	Projected SF	Costs Incurred 3rd Qtr 2019	Costs Incurred Cumulative at 9/30/19
Phoenix, AZ	13	178,000	229	4,087
Ft Myers, FL	31	407,000	1,776	11,542
Miami, FL	43	463,000	1,028	30,621
Orlando, FL	2	-	-	1,075
Tampa, FL	33	349,000	4,146	5,706
Atlanta, GA	10	100,000	3,050	3,890
Jackson, MS	3	28,000	-	706
Charlotte, NC	43	475,000	646	6,906
Austin, TX [6]	0	-	(4,030)	-
Dallas, TX [6]	19	322,000	(2,907)	8,535
Houston, TX [6]	104	1,501,000	(802)	25,108
San Antonio, TX [6]	24	397,000	(4,728)	3,955
Total Prospective Development	325	4,220,000	(1,592)	102,131
	325	8,043,000	$ 74,357	354,238

[1] Development properties will transfer from Development and Value-Add properties to the operating portfolio at the earlier of 90% occupancy or one year after shell completion. Value-Add properties will transfer at the earlier of 90% occupancy or one year after acquisition.

[2] This value-add project was acquired by EastGroup on 4/23/19.

[3] This value-add project was acquired by EastGroup on 8/16/19.

[4] This value-add project was acquired by EastGroup on 9/6/19.

[5] Weighted average yield based on property net operating income at 100% occupancy and rents computed on a straight-line basis.

[6] Negative amounts represent land inventory costs transferred to Under Construction.

Page 10 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Transferred to Real Estate Properties

($ in thousands)
(Unaudited)

			Costs Incurred			
		Square Feet (SF)	3rd Qtr 2019	Cumulative at 9/30/19	Conversion Date	% Leased 10/22/19
1st Quarter		SF				
Siempre Viva I	San Diego, CA	115,000	$ -	14,142	01/19	100%
CreekView 121 3 & 4	Dallas, TX	158,000	400	16,309	03/19	100%
Horizon VI	Orlando, FL	148,000	-	12,258	03/19	100%
		421,000	400	42,709		
2nd Quarter						
Horizon XI	Orlando, FL	135,000	953	10,893	04/19	100%
Falcon Field	Phoenix, AZ	97,000	(1)	8,773	05/19	57%
Gateway 1	Miami, FL	200,000	121	24,656	05/19	100%
SunCoast 5	Ft Myers, FL	81,000	189	8,239	05/19	100%
		513,000	1,262	52,561		
3rd Quarter						
Steele Creek V	Charlotte, NC	54,000	178	5,822	07/19	100%
		54,000	178	5,822		
Total Transferred to Real Estate Properties		988,000	$ 1,840	101,092		
Projected Stabilized Yield [(1)]		7.4%				96% Wgt Avg %

(1) Weighted average yield based on property net operating income at 100% occupancy and rents computed on a straight-line basis.

Page 11 of 24

EASTGROUP PROPERTIES

Debt and Equity Market Capitalization
September 30, 2019
($ in thousands, except per share data)
(Unaudited)

	Remainder of 2019	2020	2021	2022	2023	2024 and Beyond	Total	Average Years to Maturity
Unsecured debt (fixed rate)	$ -	105,000	40,000	75,000	115,000	505,000	840,000	5.6
Weighted average interest rate	-	*3.55%*	*2.34%*	*3.03%*	*2.96%*	*3.77%*	*3.50%*	
Secured debt (fixed rate):								
Balloon payments	-	-	85,600	32,655	-	1,549	119,804	
Amortization	2,248	9,096	3,962	115	119	375	15,915	
	2,248	9,096	89,562	32,770	119	1,924	135,719	1.7
Weighted average interest rate	*4.44%*	*4.43%*	*4.55%*	*4.09%*	*3.85%*	*3.85%*	*4.42%*	
Total unsecured debt and secured debt	**$ 2,248**	**114,096**	**129,562**	**107,770**	**115,119**	**506,924**	**975,719**	5.1
Weighted average interest rate	*4.44%*	*3.62%*	*3.86%*	*3.35%*	*2.96%*	*3.77%*	*3.62%*	

Unsecured debt and secured debt (fixed rate)	$ 975,719
Unsecured bank credit facilities (variable rate)	
$45MM Line - 3.016% - matures 7/30/2022	30,006
$350MM Line - 3.048% - matures 7/30/2022	110,000
Total carrying amount of debt	**$ 1,115,725**
Total unamortized debt issuance costs	(3,235)
Total debt net of unamortized debt issuance costs	**$ 1,112,490**
Equity market capitalization	
Shares outstanding - common	38,409,217
Price per share at quarter end	$ 125.02
Total equity market capitalization	**$ 4,801,920**
Total market capitalization (debt and equity) [1]	**$ 5,917,645**
Total debt / total market capitalization [1]	**18.9%**

[1] *Before deducting unamortized debt issuance costs*

Page 12 of 24

Continuous Common Equity Program Through September 30, 2019 ($ in thousands, except per share data) (Unaudited) Average Shares Issued Sales Price Offering-Related and Sold (1) (Per Share) Gross Proceeds Fees and Expenses Net Proceeds 1st Quarter 232,205 $ 107.66 $ 25,000 $ (600) $ 24,400 2nd Quarter 790,052 113.91 89,995 (959) 89,036 3rd Quarter 849,751 123.56 104,999 (1,088) 103,911 TOTAL 2019 1,872,008 $ 117.52 $ 219,994 $ (2,647) $ 217,347 (1) As of October 22, 2019, the Company had 2,822,858 shares authorized and remaining for issuance under its continuous common equity program. Page 13 of 24

Debt-to-EBITDAre Ratios ($ in thousands) (Unaudited) Quarter Ended Years Ended December 31, September 30, 2019 2018 2017 2016 2015 EBITDAre $ 57,123 200,788 180,214 166,463 153,451 Debt 1,112,490 1,105,787 1,108,282 1,101,333 1,027,909 DEBT-TO-EBITDAre RATIO 4.87 5.51 6.15 6.62 6.70 EBITDAre $ 57,123 200,788 180,214 166,463 153,451 Adjust for acquisitions as if owned for entire period 277 1,909 859 991 1,959 Adjust for development and value-add properties in lease-up (852) (304) (679) (939) (271) or under construction Adjust for properties sold during the period - (474) (1,031) (1,308) (96) Pro Forma EBITDAre $ 56,548 201,919 179,363 165,207 155,043 Debt $ 1,112,490 1,105,787 1,108,282 1,101,333 1,027,909 Subtract development and value-add properties in lease-up or under construction (252,107) (149,860) (130,505) (101,520) (79,705) Adjusted Debt $ 860,383 955,927 977,777 999,813 948,204 ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO 3.80 4.73 5.45 6.05 6.12 Page 14 of 24

EASTGROUP PROPERTIES

Acquisitions and Dispositions Through September 30, 2019
($ in thousands)
(Unaudited)

ACQUISITIONS

Date	Property Name	Location	Size		Purchase Price [1]	
1st Quarter						
None						
2nd Quarter						
04/23/19	Logistics Center 6 & 7	Dallas, TX	142,000 SF	$	12,960	[2] [3]
05/20/19	Airways Business Center	Denver, CO	382,000 SF		48,327	
05/31/19	Miramar Land	San Diego, CA	6.5 Acres		13,386	
05/31/19	Northwest Crossing Land	Houston, TX	20.0 Acres		5,665	
06/26/19	Grand West Crossing Land	Houston, TX	33.2 Acres		8,757	
3rd Quarter						
07/31/19	385 Business Park	Greenville, SC	155,000 SF		13,900	
08/16/19	Arlington Tech Centre 1 & 2	Arlington (Dallas), TX	151,000 SF		12,615	[2]
09/06/19	Grand Oaks 75 Business Center 1	Tampa, FL	169,000 SF		17,974	
09/06/19	Grand Oaks 75 Business Center 2	Tampa, FL	150,000 SF		12,815	[2]
09/06/19	Grand Oaks 75 Business Center Land	Tampa, FL	25.3 Acres		4,101	
Total Acquisitions			1,149,000 SF 85.0 Acres	$	150,500	

DISPOSITIONS

Date	Property Name	Location	Size		Gross Sales Price	Realized Gain	
1st Quarter							
01/29/19	World Houston 5	Houston, TX	51,000 SF	$	3,808	2,325	[4]
2nd Quarter							
05/20/19	Altamonte Commerce Center	Orlando, FL	186,000 SF		14,850	9,081	[4]
3rd Quarter							
None							
Total Dispositions			237,000 SF	$	18,658	11,406	

[1] Represents acquisition price plus closing costs.
[2] Value-add property acquisition; included in Development and value-add properties on the Consolidated Balance Sheets.
[3] This property is located on land subject to a ground lease; therefore, no value was allocated to land for this transaction.
[4] Included in Gain on sales of real estate investments on the Consolidated Statements of Income and Comprehensive Income; not included in FFO.

Page 15 of 24

Real Estate Improvements and Leasing Costs (In thousands) (Unaudited) Three Months Ended Nine Months Ended September 30, September 30, REAL ESTATE IMPROVEMENTS 2019 2018 2019 2018 Upgrade on Acquisitions $ 750 135 1,105 174 Tenant Improvements: New Tenants 4,706 4,262 11,508 10,214 Renewal Tenants 506 918 2,033 2,234 Other: Building Improvements 1,576 3,930 4,364 6,557 Roofs 2,701 2,570 8,239 6,881 Parking Lots 783 1,137 1,268 2,112 Other 436 27 816 765 TOTAL REAL ESTATE IMPROVEMENTS (2) $ 11,458 12,979 29,333 28,937 CAPITALIZED LEASING COSTS (Principally Commissions) (1) Development and Value-Add $ 2,152 2,044 6,085 3,757 New Tenants 1,415 2,231 4,478 4,942 Renewal Tenants 1,149 941 3,679 3,088 TOTAL CAPITALIZED LEASING COSTS $ 4,716 5,216 14,242 11,787 (1) Included in Other Assets . (2) Reconciliation of Total Real Estate Improvements to Real Estate Improvements on the Consolidated Statements of Cash Flows: Nine Months Ended September 30, 2019 2018 Total Real Estate Improvements $ 29,333 28,937 Change in Real Estate Property Payables (2,852) (1,316) Change in Construction in Progress 1,315 (842) Real Estate Improvements on the Consolidated Statements of Cash Flows $ 27,796 26,779 Page 16 of 24

EASTGROUP PROPERTIES

Leasing Statistics and Occupancy Summary
(Unaudited)

Three Months Ended September 30, 2019	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement [1]	PSF Leasing Commission [1]	PSF Total Leasing Cost [1]
New Leases [2]	35	512	5.4	21.3%	11.3%	$ 2.52	$ 2.59	$ 5.11
Renewal Leases	50	935	4.1	18.9%	7.3%	1.66	1.17	2.83
Total/Weighted Average	85	1,447	4.6	19.7%	8.7%	$ 1.96	$ 1.68	$ 3.64
					Per Year	$ 0.43	$ 0.37	$ 0.80
Weighted Average Retention [3]	75.9%							

Nine Months Ended September 30, 2019	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement [1]	PSF Leasing Commission [1]	PSF Total Leasing Cost [1]
New Leases [2]	112	1,999	5.0	14.9%	6.6%	$ 3.51	$ 2.27	$ 5.78
Renewal Leases	157	3,100	4.0	18.3%	7.9%	1.18	1.20	2.38
Total/Weighted Average	269	5,099	4.4	17.0%	7.4%	$ 2.09	$ 1.62	$ 3.71
					Per Year	$ 0.47	$ 0.37	$ 0.84
Weighted Average Retention [3]	73.0%							

	09/30/19	06/30/19	03/31/19	12/31/18	09/30/18
Percentage Leased	97.9%	97.5%	97.7%	97.3%	97.1%
Percentage Occupied	97.4%	96.5%	96.9%	96.8%	95.7%

(1) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts.

(2) Does not include leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup.

(3) Calculated as square feet of renewal leases signed during the quarter / square feet of leases expiring during the quarter (not including early terminations or bankruptcies).

Page 17 of 24

EASTGROUP PROPERTIES

Core Market Operating Statistics
September 30, 2019
(Unaudited)

	Total Square Feet of Properties	% of Total	Annualized Base Rent [1]	% Leased	% Occupied	Lease Expirations in Square Feet		Same Property PNOI Change (excluding income from lease terminations)				Rental Change New and Renewal Leases [3]			
								QTR		YTD		QTR		YTD	
						2019 [2]	2020	Straight-Line Basis	Cash Basis [4]	Straight-Line Basis	Cash Basis [4]	Straight-Line Basis	Cash Basis [4]	Straight-Line Basis	Cash Basis [4]
Florida															
Tampa	4,346,000	10.7%	9.8%	96.3%	95.5%	162,000	946,000	6.5%	6.3%	3.8%	3.6%	18.4%	5.6%	16.3%	4.9%
Orlando	3,469,000	8.5%	9.3%	100.0%	100.0%	3,000	569,000	5.3%	9.2%	4.1%	10.7%	12.8%	0.2%	19.9%	7.7%
Jacksonville	2,273,000	5.6%	4.4%	99.7%	99.0%	23,000	632,000	5.7%	5.2%	2.5%	3.0%	15.5%	5.7%	20.7%	9.0%
Miami/Ft. Lauderdale	1,271,000	3.1%	3.6%	98.2%	98.2%	34,000	241,000	-0.9%	3.8%	0.5%	0.9%	23.1%	13.0%	17.3%	9.9%
Ft. Myers	392,000	1.0%	1.2%	100.0%	100.0%	-	16,000	1.5%	0.2%	6.4%	4.9%	7.6%	-5.9%	14.0%	2.5%
	11,751,000	28.9%	28.3%	98.4%	97.9%	222,000	2,404,000	5.0%	6.6%	3.4%	5.5%	16.6%	4.7%	18.3%	7.1%
Texas															
Dallas	3,728,000	9.2%	8.0%	99.2%	99.2%	9,000	561,000	4.0%	3.3%	4.0%	5.7%	14.1%	14.1%	13.3%	8.8%
Houston	5,497,000	13.5%	13.6%	98.0%	97.8%	11,000	471,000	3.4%	2.4%	2.3%	2.1%	11.2%	6.1%	2.4%	-3.8%
San Antonio	3,042,000	7.5%	8.4%	96.7%	96.7%	26,000	365,000	0.1%	1.3%	1.4%	2.5%	25.6%	15.1%	15.6%	6.8%
Austin	743,000	1.8%	2.2%	100.0%	100.0%	53,000	91,000	10.4%	20.0%	8.8%	11.5%	8.1%	1.1%	12.3%	5.7%
El Paso	957,000	2.3%	1.7%	99.0%	99.0%	12,000	172,000	3.6%	6.8%	4.1%	5.0%	18.1%	11.8%	17.2%	9.7%
	13,967,000	34.3%	33.9%	98.2%	98.1%	111,000	1,660,000	3.2%	3.6%	3.0%	3.7%	15.5%	8.7%	9.4%	2.5%
California															
San Francisco	1,045,000	2.6%	3.1%	92.3%	92.3%	139,000	116,000	9.9%	11.4%	8.4%	10.8%	92.0%	62.7%	79.2%	55.5%
Los Angeles [5]	2,323,000	5.7%	7.3%	100.0%	100.0%	-	119,000	2.1%	3.8%	2.3%	4.1%	N/A	N/A	47.7%	32.1%
Fresno	398,000	1.0%	0.7%	96.0%	96.0%	33,000	100,000	-4.7%	-3.2%	0.6%	4.4%	3.9%	3.7%	11.9%	4.9%
San Diego	581,000	1.4%	2.1%	100.0%	100.0%	-	48,000	11.5%	11.7%	8.9%	16.7%	N/A	N/A	20.0%	18.6%
	4,347,000	10.7%	13.2%	97.8%	97.8%	172,000	383,000	5.0%	6.3%	4.7%	7.3%	59.9%	42.7%	43.2%	30.0%
Arizona															
Phoenix	2,502,000	6.1%	6.1%	95.5%	95.5%	136,000	332,000	-0.9%	-0.6%	2.2%	3.1%	27.6%	7.1%	22.7%	5.8%
Tucson	1,055,000	2.6%	2.4%	100.0%	98.6%	5,000	223,000	22.0%	34.0%	10.0%	11.3%	N/A	N/A	22.3%	11.1%
	3,557,000	8.7%	8.5%	96.9%	96.5%	141,000	555,000	3.7%	5.7%	3.9%	4.9%	27.6%	7.1%	22.7%	6.1%
Other Core															
Atlanta	779,000	1.9%	1.3%	92.0%	90.3%	19,000	99,000	100.8%	68.3%	15.5%	-5.7%	N/A	N/A	-5.2%	-7.7%
Charlotte	3,185,000	7.8%	6.5%	97.3%	96.1%	22,000	466,000	-0.4%	1.1%	1.9%	2.4%	23.7%	17.6%	16.3%	7.9%
Denver	886,000	2.2%	2.7%	97.9%	94.9%	24,000	120,000	19.6%	21.6%	21.6%	18.9%	22.4%	2.8%	15.9%	2.7%
Las Vegas	558,000	1.4%	1.6%	100.0%	100.0%	-	15,000	1.5%	16.5%	12.2%	18.8%	23.4%	13.9%	23.4%	13.9%
	5,408,000	13.3%	12.1%	96.9%	95.5%	65,000	700,000	8.2%	9.8%	7.3%	6.5%	23.1%	11.1%	12.8%	4.6%
Total Core Markets	39,030,000	95.9%	96.0%	97.9%	97.5%	711,000	5,702,000	4.6%	5.7%	3.9%	5.1%	20.3%	8.9%	17.5%	7.8%
Total Other Markets [5]	1,659,000	4.1%	4.0%	97.1%	95.3%	5,000	192,000	7.4%	7.4%	5.1%	4.8%	11.6%	5.1%	7.5%	0.8%
Total Operating Properties	40,689,000	100.0%	100.0%	97.9%	97.4%	716,000	5,894,000	4.7%	5.8%	4.0%	5.1%	19.7%	8.7%	17.0%	7.4%

(1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent).
(2) Square Feet expiring during the remainder of the year, including month-to-month leases.
(3) Does not include leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup.
(4) Excludes straight-line rent adjustments and amortization of above/below market rent intangibles.
(5) Includes the Company's share of its less-than-wholly-owned real estate investments.

Page 18 of 24

EASTGROUP PROPERTIES

Lease Expiration Summary
Total Square Feet of Operating Properties Based On Leases Signed Through September 30, 2019
($ in thousands)
(Unaudited)

LEASE EXPIRATION	Square Footage of Leases Expiring	% of Total SF		Annualized Current Base Rent of Leases Expiring (without S/L Rent)	% of Total Base Rent of Leases Expiring (without S/L Rent)
Vacancy	860,000	2.1%	$	-	0.0%
2019 - remainder of year [(1)]	716,000	1.8%		4,731	1.9%
2020	5,894,000	14.5%		36,840	15.1%
2021	7,666,000	18.9%		47,646	19.5%
2022	6,484,000	15.9%		40,093	16.4%
2023	5,053,000	12.4%		31,318	12.8%
2024	5,890,000	14.5%		35,366	14.5%
2025	2,821,000	6.9%		17,536	7.2%
2026	1,711,000	4.2%		9,998	4.1%
2027	1,088,000	2.7%		6,090	2.5%
2028 and beyond	2,506,000	6.1%		14,605	6.0%
TOTAL	40,689,000	100.0%	$	244,223	100.0%

(1) Includes month-to-month leases.

Page 19 of 24

EASTGROUP PROPERTIES

Top 10 Customers by Annualized Base Rent
As of September 30, 2019
(Unaudited)

	Customer	# of Leases	Location	Total SF Leased	% of Total Portfolio	% of Total Annualized Base Rent [1]
1	The Chamberlain Group	2	Tucson, AZ	350,000		
		1	Charlotte, NC	11,000		
					0.9%	1.0%
2	WNA Comet West, Inc.	1	Los Angeles, CA	411,000	1.0%	1.0%
3	Essendant Co.	1	Orlando, FL	404,000	1.0%	0.9%
4	Mattress Firm	1	Houston, TX	202,000		
		1	Tampa, FL	109,000		
		1	Jacksonville, FL	49,000		
		1	Ft. Myers, FL	25,000		
					0.9%	0.9%
5	Oceaneering International, Inc.	4	Orlando, FL	311,000	0.8%	0.8%
6	Kuehne & Nagel, Inc.	2	Houston, TX	172,000		
		2	Charlotte, NC	106,000		
					0.7%	0.8%
7	Price Transfer	1	Los Angeles, CA	262,000	0.6%	0.8%
8	Iron Mountain Information Management, Inc.	2	Tampa, FL	184,000		
		2	Phoenix, AZ	59,000		
		1	Ft. Lauderdale, FL	45,000		
		1	Jacksonville, FL	40,000		
					0.8%	0.7%
9	Medtronic Inc.	1	Santa Barbara, CA	82,000	0.2%	0.6%
10	U.S. Postal Service	1	Houston, TX	110,000		
		1	New Orleans, LA	99,000		
		2	Tampa, FL	59,000		
					0.7%	0.6%
		29		3,090,000	7.6%	8.1%

[1] Calculation: Customer Annualized Base Rent as of 09/30/19 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent).

Page 20 of 24

EASTGROUP PROPERTIES

Financial Statistics
($ in thousands, except per share data)
(Unaudited)

		Quarter Ended 9/30/2019	Years Ended 2018	2017	2016	2015
ASSETS/MARKET CAPITALIZATION						
Assets	$	2,400,444	2,131,705	1,953,221	1,825,764	1,661,904
Equity Market Capitalization		4,801,920	3,348,269	3,071,927	2,461,251	1,802,957
Total Market Capitalization (Debt and Equity) (1)		5,917,645	4,458,037	4,183,620	3,566,865	2,835,194
Shares Outstanding - Common		38,409,217	36,501,356	34,758,167	33,332,213	32,421,460
Price per share	$	125.02	91.73	88.38	73.84	55.61
FFO CHANGE						
FFO per diluted share (2)	$	1.28	4.66	4.25	4.00	3.67
Change compared to same period prior year		9.4%	9.6%	6.3%	9.0%	6.1%
COMMON DIVIDEND PAYOUT RATIO						
Dividend distribution	$	0.75	2.72	2.52	2.44	2.34
FFO per diluted share (2)		1.28	4.66	4.25	4.00	3.67
Dividend payout ratio		59%	58%	59%	61%	64%
COMMON DIVIDEND YIELD						
Dividend distribution	$	0.75	2.72	2.52	2.44	2.34
Price per share		125.02	91.73	88.38	73.84	55.61
Dividend yield		2.40%	2.97%	2.85%	3.30%	4.21%
FFO MULTIPLE						
FFO per diluted share (2)	$	1.28	4.66	4.25	4.00	3.67
Price per share		125.02	91.73	88.38	73.84	55.61
Multiple		24.42	19.68	20.80	18.46	15.15
INTEREST & FIXED CHARGE COVERAGE RATIOS						
EBITDAre	$	57,123	200,788	180,214	166,463	153,451
Interest expense		8,522	35,106	34,775	35,213	34,666
Interest and fixed charge coverage ratios		6.70	5.72	5.18	4.73	4.43
DEBT-TO-EBITDAre RATIO						
Debt	$	1,112,490	1,105,787	1,108,282	1,101,333	1,027,909
EBITDAre		57,123	200,788	180,214	166,463	153,451
Debt-to-EBITDAre ratio		4.87	5.51	6.15	6.62	6.70
Adjusted debt-to-pro forma EBITDAre ratio		3.80	4.73	5.45	6.05	6.12
DEBT-TO-TOTAL MARKET CAPITALIZATION (1)		18.9%	24.9%	26.6%	31.0%	36.4%

ISSUER RATINGS (3)	Issuer Rating	Outlook
Moody's Investors Service	Baa2	Stable

(1) Before deducting unamortized debt issuance costs.

(2) In connection with the Company's adoption of the Nareit Funds from Operations White Paper - 2018 Restatement, the Company now excludes from FFO the gains and losses on sales of non-operating real estate and assets incidental to the Company's business and therefore adjusted the prior years results to conform to the updated definition of FFO.

(3) A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

Page 21 of 24

EASTGROUP PROPERTIES

Outlook for 2019
(Unaudited)

	Low Range		High Range	
	Q4 2019	Y/E 2019	Q4 2019	Y/E 2019
	(In thousands, except per share data)			
Net income attributable to common stockholders	$ 22,015	94,068	23,539	95,570
Depreciation and amortization	25,835	102,827	25,835	102,827
Gain on sales of real estate investments	-	(11,406)	-	(11,406)
Funds from operations attributable to common stockholders	$ 47,850	185,489	49,374	186,991
Diluted shares	38,723	37,534	38,723	37,534
Per share data (diluted):				
Net income attributable to common stockholders	$ 0.57	2.51	0.61	2.55
Funds from operations attributable to common stockholders	1.24	4.94	1.28	4.98

The following assumptions were used for the mid-point:

Metrics	Revised Guidance for Year 2019	July Earnings Release Guidance for Year 2019	Actual for Year 2018
FFO per share	$4.94 - $4.98	$4.89 - $4.97	$4.66 [1]
FFO per share increase over prior year period [1]	6.4%	5.8%	9.6%
Same PNOI growth (excluding income from lease terminations):			
Straight-line basis — annual same property pool	3.3% - 4.1% [2]	3.1% - 3.9% [2]	3.8%
Cash basis — annual same property pool [3]	4.3% - 5.1% [2]	4.0% - 4.8% [2]	4.3%
Average month-end occupancy	96.8%	96.6%	96.1%
Lease termination fee income	$1,300,000	$1,050,000	$294,000
Reserves for uncollectible rent	$550,000	$765,000	$784,000
Development starts:			
Square feet	2.7 million	2.1 million	1.7 million
Projected total investment	$260 million	$200 million	$148 million
Value-add property acquisitions	$105 million	$70 million	$14 million
Operating property acquisitions	$125 million	$75 million	$57 million
Operating property dispositions (Potential gains on dispositions are not included in the projections)	$65 million	$45 million	$23 million
Unsecured debt closing in period	$290 million at 3.5% weighted average interest rate	$190 million at 3.8% weighted average interest rate	$60 million at 3.93%
Common stock issuances	$285 million	$265 million	$159 million
General and administrative expense	$16.7 million [4]	$15.8 million	$13.8 million

[1] The Company initially reported FFO of $4.67 for the year 2018. In connection with the Company's adoption of the Nareit Funds from Operations White Paper - 2018 Restatement, the Company now excludes from FFO the gains and losses on sales of non-operating real estate and assets incidental to the Company's business and therefore adjusted the prior year results, including the Company's FFO for 2018, to conform to the updated definition of FFO.

[2] Includes properties which have been in the operating portfolio since 1/1/18 and are projected to be in the operating portfolio through 12/31/19 (annual same property pool); includes 36,391,000 square feet.

[3] Cash basis excludes straight-line rent adjustments and amortization of market rent intangibles for acquired leases.

[4] Includes expense of $0.03 per share for the estimated impact of the anticipated adoption of a retirement policy for the Company's equity compensation plans.

Page 22 of 24

Glossary of REIT Terms Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by (Unaudited)its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease- up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non-GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO Excluding Gain on Casualties and Involuntary Conversion: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on casualties and involuntary conversion. The Company believes that the exclusion of gain on casualties and involuntary conversion presents a more meaningful comparison of operating performance. Industrial Properties: Generally consisting of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period. Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month-to- month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease. Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period. Page 23 of 24

Glossary of REIT Terms (Continued) Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets (Unaudited) and its operating results. Real Estate Investment Trust: A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental changes on new and renewal leases: Rental changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term. If free rent is given, then the first positive full rent value is used. Rental amounts exclude base stop amounts, holdover rent, and premium or discounted rent amounts. This calculation excludes leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Annual Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2018 through September 30, 2019. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI Excluding Income from Lease Terminations on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Acquired properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% occupied as of the acquisition date (or will be less than 75% occupied within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the acquisition cost will be spent to redevelop the property. Page 24 of 24